                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report dated 3 June 1996, with respect to the consolidated financial statements of Dransfield Paper Holdings Limited included in the Registration Statement (Form S-1) and related Prospectus of Dransfield China Paper Corporation for the registration of 500,000 common shares.


                                                   /s/ Ernst & Young

Hong Kong
5 September 1996





                                                                    Exhibit 23.1
                                                                Page 1 of 1 page